Exhibit 10.3(g)

FIRST AMENDMENT TO MASONITE INTERNATIONAL CORPORATION

2012 EQUITY INCENTIVE PLAN

THIS FIRST AMENDMENT TO THE MASONITE INTERNATIONAL CORPORATION 2012 EQUITY INCENTIVE PLAN (the “Amendment”) is made this 21st day of June, 2013.

WHEREAS, Masonite International Corporation, a British Columbia Corporation (the “Company”) previously adopted the Masonite International Corporation 2012 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company desires to amend the Plan in order to increase the number of shares of Common Stock of the Company that may be issued under the Plan;

NOW, THEREFORE, the Plan shall be amended as follows:

1.	Amendment of Section 4.1. Section 4.1(a)(x) of the Plan is hereby amended by deleting the reference to “1,500,000 shares” and replacing it with “2,000,000 shares.”

2.	Remainder of Plan Unamended. Except as amended in Section 1 of this Amendment, the remaining terms and provisions of the Plan shall remain in full force and effect and unamended by the terms hereof.

IN WITNESS WHEREOF, the undersigned has executed this Amendment on behalf of the Company effective the 21st day of June 2013.

MASONITE INTERNATIONAL CORPORATION

By:	/s/ Robert E. Lewis

Name:	Robert E. Lewis

Its:	Senior Vice President, General Counsel